SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a)
                  of the Securities Exchange Act of 1934
                           (Amendment No. [  ])


[xx] Filed by the Registrant

[  ] Filed by a Party other than the Registrant


Check the Appropriate Box:

[  ] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
     6(e)(2))

[xx] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12



                       CODORUS VALLEY BANCORP, INC.
          (Name of Registrant as Specified in Its Charter)


            __________________________________________________
          (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[xx] $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A

[  ] $500 per each party to the controversy pursuant to Exchange Act Rule
     14a-6(i)(3)

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                                  [LOGO OMITTED]

                           CODORUS VALLEY BANCORP, INC.

                                   March 27, 1995

DEAR SHAREHOLDER:

     It is my pleasure to invite you to attend the 1995 Annual Meeting of Shareholders of Codorus Valley Bancorp, Inc. to be held on Tuesday, April 25, 1995 at 10:00 a.m., prevailing time. The Annual Meeting this year will be held at the Holiday Inn Holidome (at West Manchester Mall), White Rose Room, 2000 Loucks Road, York, Pennsylvania 17404.

     The Notice of the Annual Meeting and the Proxy Statement on the following pages address the formal business of the meeting. The formal business schedule includes: the election of three (3) Class B Directors and the ratification of the selection of the independent auditors for 1995. At the meeting, members of the Corporation's management will review the Corporation's operations during the past year and be available to respond to questions.

     We strongly encourage you to vote your shares, whether or not you plan to attend the meeting. It is very important that you sign, date and return the accompanying Proxy as soon as possible, in the postage prepaid envelope. If you do attend the meeting and wish to vote in person, you must give written notice thereof to the Secretary of the Corporation so that your Proxy will be superseded by any ballot that you submit at the meeting.

                                          Sincerely,

                                          /s/ Larry J. Miller

                                          Larry J. Miller, President and
                                          Chief Executive Officer
______________________________________________________________________________
Codorus Valley Bancorp, Inc., 1 Manchester Street, P. O. Box 67, Glen Rock, PA 17327

                          CODORUS VALLEY BANCORP, INC.

             ------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 25, 1995

             ------------------------------------------------------

TO THE SHAREHOLDERS OF CODORUS VALLEY BANCORP, INC.:

     Notice is hereby given that the Annual Meeting of Shareholders of CODORUS VALLEY BANCORP, INC. (the "Corporation") will be held at 10:00 a.m., prevailing time, on Tuesday, April 25, 1995 at the Holiday Inn Holidome (at West Manchester Mall), White Rose Room, 2000 Loucks Road, York, Pennsylvania 17404, for the following purposes:

          1. To elect three (3) Class B Directors to serve for a three-year term and until their successors are elected and qualified;

          2. To ratify the selection of Ernst & Young LLP as the independent auditors for the Corporation for the year ending December 31, 1995; and

          3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     In accordance with the By-laws of the Corporation and action of the Board of Directors, only those shareholders of record at the close of business on March 20, 1995 will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     A copy of the Corporation's Annual Report for the fiscal year ended December 31, 1994 is being mailed with this Notice. Copies of the Corporation's Annual Report for the 1993 fiscal year may be obtained at no cost by contacting Larry J. Miller, President and Chief Executive Officer, One Manchester Street, P.O. Box 67, Glen Rock, Pennsylvania 17327, telephone:
1-800-646-1970.

     You are urged to mark, sign, date and promptly return your Proxy in the enclosed envelope so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured. The prompt return of your signed Proxy, regardless of the number of shares you hold, will aid the Corporation in reducing the expense of additional proxy solicitation. The giving of such Proxy does not affect your right to vote in person if you attend the meeting and give written notice to the Secretary of the Corporation.

                                   By Order of the Board of Directors,

                                   /s/ Larry J. Miller

                                   Larry J. Miller, President and
                                   Chief Executive Officer

March 27, 1995

                          CODORUS VALLEY BANCORP, INC.

                   PROXY STATEMENT FOR THE ANNUAL MEETING OF
                   SHAREHOLDERS TO BE HELD ON APRIL 25, 1995

                                    GENERAL

INTRODUCTION, DATE, TIME AND PLACE OF ANNUAL MEETING

     This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of CODORUS VALLEY BANCORP, INC. (the "Corporation"), a Pennsylvania business corporation, of proxies to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, April 25, 1995 at 10:00 a.m., prevailing time, at the Holiday Inn Holidome (at West Manchester Mall), White Rose Room, 2000 Loucks Road, York, Pennsylvania 17404, and at any adjournment or postponement of the Annual Meeting.

     The principal executive office of the Corporation is located at Peoples Bank of Glen Rock (the "Bank"), One Manchester Street, P.O. Box 67, Glen Rock, Pennsylvania 17327. The telephone number for the Corporation is:
1-800-646-1970. All inquiries should be directed to Larry J. Miller, President and Chief Executive Officer of the Corporation. The Bank is a wholly-owned subsidiary of the Corporation.

SOLICITATION AND VOTING OF PROXIES

     This Proxy Statement and the enclosed form of proxy (the "Proxy") are first being sent to shareholders of the Corporation on or about March 27, 1995.

     Shares represented by proxies on the accompanying Proxy, if properly signed and returned, will be voted in accordance with the specifications made thereon by the shareholders. Any Proxy not specifying to the contrary will be voted FOR the election of the nominees for Class B Director named below and FOR the ratification of the selection of Ernst & Young LLP as the independent auditors for the Corporation for the year ending December 31, 1995. Execution and return of the enclosed Proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person, after giving written notice to the Secretary of the Corporation. The cost of preparing, assembling, printing, mailing and soliciting proxies, and any additional material which the Corporation may furnish shareholders in connection with the Annual Meeting, will be borne by the Corporation. In addition to the use of the mails, certain directors, officers and employees of the Corporation and the Bank may solicit proxies personally, by telephone, telegraph and telecopier. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of stock held of record by these persons, and, upon request therefor, the Corporation will reimburse them for their reasonable forwarding expenses.

REVOCABILITY OF PROXY

     A shareholder who returns a Proxy may revoke the Proxy at any time before it is voted only: (1) by giving written notice of revocation to Dallas
L. Smith, Secretary of Codorus Valley Bancorp, Inc., at One Manchester Street, P.O. Box 67, Glen Rock, Pennsylvania 17327; (2) by executing a later-dated proxy and giving written notice thereof to the Secretary of the Corporation; or (3) by voting in person after giving written notice to the Secretary of the Corporation.

VOTING SECURITIES, RECORD DATE AND QUORUM

     At the close of business on March 20, 1995, the Corporation had outstanding 948,621 shares of common stock, par value $2.50 per share, the only issued and outstanding class of stock (the "Common Stock"). The Corporation has 1,000,000 shares of preferred stock, par value $2.50 per share, authorized. As of March 20, 1995, none of the shares of preferred stock were issued.

     Only holders of Common Stock of record at the close of business on March 20, 1995 will be entitled to notice of and to vote at the Annual Meeting. Cumulative voting rights do not exist with respect to the election of directors. On all matters to come before the Annual Meeting, each share of Common Stock is entitled to one vote.

     Under Pennsylvania law and the By-laws of the Corporation, the presence of a quorum is required for each matter to be acted upon at the Annual Meeting. Pursuant to Article 3, Section 3.1, of the By-laws of the Corporation, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast shall constitute a quorum for the transaction of business at the Annual Meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum for the particular matter. Broker non-votes will not be counted in determining the presence of a quorum for the particular matter as to which the broker withheld authority.

     Assuming the presence of a quorum, the three nominees for director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors shall be elected. Votes withheld from a nominee and broker non-votes will not be cast for such nominee.

     Assuming the presence of a quorum, the affirmative vote of a majority of all votes cast by shareholders is required for the ratification of the selection of independent auditors. Abstentions and broker non-votes are not deemed to constitute "votes cast" and therefore do not count either for or against such ratification. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares voted from which the required majority is calculated.

             PRINCIPAL BENEFICIAL OWNERS OF THE CORPORATION'S STOCK

PRINCIPAL OWNERS

     The following table sets forth, as of March 20, 1995, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than five percent (5%) of the Corporation's outstanding Common Stock, the number of shares beneficially owned by such person and the percentage of the Corporation's outstanding Common Stock so owned.

                                                               Percent of
                                            Shares            Outstanding
                                         Beneficially         Common Stock
Name and Address                            Owned          Beneficially Owned

PBT Company                               70,217 (1)             7.39%
Peoples Bank of Glen Rock
Trust Department
120 Pine Grove Commons
York, Pennsylvania 17403

- ------------------
(1) 46,919 shares of Common Stock beneficially owned by the Bank are held by Peoples Bank of Glen Rock Trust Department (the "Trust Department") in its fiduciary capacity. The Trust Department has sole voting and dispositive power over these shares of Common Stock. 16,222 shares of Common Stock beneficially owned by the Bank are held by the Trust Department in one trust account which provides for the Bank to exercise sole dispositive power. The Trust Department has shared voting power over these shares of Common Stock. 2,041 shares of Common Stock beneficially owned by the Bank are held by the Trust Department in one agency account which provides for the Bank to exercise sole voting power. The Trust Department has no dispositive power over these shares of Common Stock. 5,035 shares of Common Stock beneficially owned by the Bank are held by the Trust Department as custodian for seven IRA accounts; the Investment Management Agreement for these accounts provides the Bank with both sole dispositive and sole voting powers. The Bank's Trust Department intends to cast all shares under its control FOR the election of the nominees for director named below and FOR the ratification of Ernst & Young LLP as the independent auditors for the Corporation.

BENEFICIAL OWNERSHIP BY OFFICERS, DIRECTORS AND NOMINEES

     The following table sets forth as of March 20, 1995, the amount and percentage of the Common Stock beneficially owned by each director, each nominee and all officers, directors and nominees of the Corporation as a group.

                                                Amount and
                                                 Nature of
Name of Individual                              Beneficial        Percent
or Identity of Group                       Ownership (1)(2)(3)  of Class(7)

D. Reed Anderson, Esq.(6)                            375              --
M. Carol Druck(5)                                    450(8)           --
MacGregor S. Jones(6)                              1,409              --
Barry A. Keller(5)                                13,870           1.46%
Rodney L. Krebs(4)                                 1,669              --
Larry J. Miller(6)                                 3,503(9)           --
Dallas L. Smith(4)                                 1,665              --
George A. Trout, D.D.S.(4)                        16,871(10)       1.78%
Donald H. Warner(5)                                  210              --
All Officers, Directors and Nominees as a Group
     (10 persons)                                 40,078           4.22%

- ------------------
 (1) Does not include Common Stock held in fiduciary accounts under the control of the Bank's Trust Department.

 (2) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has, or shares, voting or investment power or has the right to acquire beneficial ownership within 60 days after March 20, 1995. Beneficial ownership may be disclaimed as to certain of the securities.

 (3) Information furnished by the directors and the Corporation.

 (4) A Class A Director whose term expires in 1997.

 (5) A Nominee for Class B Director whose term expires in 1998 and a Current Class B Director whose term expires in 1995.

 (6) A Class C Director whose term expires in 1996.

 (7) Less than one percent (1%) unless otherwise indicated.

 (8) Includes 112 shares of Common Stock held individually by Mrs. Druck and 338 shares of Common Stock held jointly with her spouse.

 (9) Includes 539 shares of Common Stock held individually by Mr. Miller, 2,483 shares of Common Stock held jointly with his spouse, 77 shares of Common Stock held jointly with his mother, 202 shares of Common Stock held jointly with his daughter, and 202 shares of Common Stock held jointly with his son.

(10) Includes 447 shares of Common Stock held individually by Dr. Trout and 16,424 shares of Common Stock held jointly with his spouse.

                             ELECTION OF DIRECTORS

     The By-laws of the Corporation provide that the Corporation's business shall be managed by its Board of Directors. Section 10.2 of the By-laws provides that the number of directors that shall constitute the whole Board of Directors shall not be less than five nor more than twenty-five and that the Board of Directors shall be classified into three classes, each class to be elected for a term of three years. Within the foregoing limits, the Board of Directors may, from time to time, fix the number of directors and their respective classifications. No person shall be elected as a director who has not attained the age of twenty-one (21) years. No person shall serve as a director after he or she has attained the age of seventy (70) years. Each director shall also hold solely in his or her name at least one hundred (100) shares of Common Stock, which shares shall be free of any liens or other forms of encumbrances. The Board of Directors has fixed the number of Board members at nine, with three directors in each class. Pursuant to Section 11.1 of the By-laws, vacancies on the Board of Directors, including vacancies resulting from an increase in the number of directors, shall be filled by a majority of the remaining members of the Board of Directors, though less than a quorum, and each person so appointed shall be a director until the expiration of the term of office of the class of directors to which he or she was appointed.

     In accordance with Section 10.3 of the By-laws, at the 1995 Annual Meeting of Shareholders, three (3) Class B Directors shall be elected to serve for a three-year term and until their successors are elected and qualified. Therefore, the By-laws provide for a classified Board of Directors with staggered three-year terms of office.

     Unless otherwise instructed, the Proxyholders will vote the Proxies received by them for the election of the three nominees named below. If any nominee should become unavailable for any reason, Proxies will be voted in favor of a substitute nominee as the Board of Directors of the Corporation shall determine. The Board of Directors has no reason to believe that the nominees named will be unable to serve, if elected.

     There is no cumulative voting for the election of directors. Each share of Common Stock is entitled to cast only one vote for each nominee. For example, if a shareholder owns ten shares of Common Stock, he or she may cast up to ten votes for each of the three directors in the class to be elected.

          INFORMATION AS TO NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS

     The following table contains certain information with respect to the executive officers, nominees for Class B Director whose terms expire in 1998 and the Current Class B Directors whose terms expire in 1995, and the Class C Directors and Class A Directors whose terms expire in 1996 and 1997, respectively:

                                                                                                           DIRECTOR
                                               AGE AS OF              PRINCIPAL OCCUPATION FOR               SINCE
                                               MARCH 20,            PAST FIVE YEARS AND POSITION         CORPORATION/
NAME                                             1995              HELD WITH CORPORATION AND BANK            BANK
- ------------------------------------------  ---------------  ------------------------------------------  -------------
                                                     NOMINEES FOR
                                                   CLASS B DIRECTOR
                                              WHOSE TERMS EXPIRE IN 1998
                                                         AND
                                              CURRENT CLASS B DIRECTORS
                                              WHOSE TERMS EXPIRE IN 1995
- ----------------------------------------------------------------------------------------------------------------------
Barry A. Keller(1)                                    61     Insurance Broker/Consultant; Vice Chairman     1986/1977
                                                             of the Corporation since January 1994;
                                                             Secretary of the Corporation November 1988
                                                             -January 1994; Chairman of the Bank since
                                                             January 1994

M. Carol Druck(2)                                     46     President of Druck Realty, Inc. d/b/a          1988/1988
                                                             RE/MAX Advantage Realty; Realtor/Broker;
                                                             Assistant Secretary of the Corporation
                                                             since April 1990; Assistant Treasurer of
                                                             the Corporation since January 1994

Donald H. Warner(1)(3)                                56     President, Warner Services, Inc. (moving       1990/1990
                                                             and storage company); Vice President of
                                                             the Corporation since January 1993

                                                  CLASS C DIRECTORS
                                              WHOSE TERMS EXPIRE IN 1996
- ----------------------------------------------------------------------------------------------------------------------
D. Reed Anderson, Esq.(3)                             52     Attorney at Law, Stock and Leader              1994/1994

MacGregor S. Jones(1)(2)                              49     President, Mac Jones Ford, Inc.; Assistant     1993/1993
                                                             Secretary of the Corporation since January
                                                             1994

Larry J. Miller(1)(4)                                 43     Commercial Banker; President and Chief         1986/1981
                                                             Executive Officer of the Corporation since
                                                             1986 and of the Bank since 1981

                                   5

                                                                                                           DIRECTOR
                                               AGE AS OF              PRINCIPAL OCCUPATION FOR               SINCE
                                               MARCH 20,            PAST FIVE YEARS AND POSITION         CORPORATION/
NAME                                             1995              HELD WITH CORPORATION AND BANK            BANK
- ------------------------------------------  ---------------  ------------------------------------------  -------------
                                                  CLASS A DIRECTORS
                                              WHOSE TERMS EXPIRE IN 1997
- ----------------------------------------------------------------------------------------------------------------------
Dallas L. Smith(4)                                    49     President, Bruce V. Smith, Inc. (furniture     1986/1983
                                                             and appliances); Secretary of the
                                                             Corporation since January 1994; Assistant
                                                             Treasurer and Assistant Secretary of the
                                                             Corporation November 1988 - January 1994;
                                                             Treasurer of the Corporation 1986 -
                                                             November 1988

George A. Trout, D.D.S.(1)(2)                         60     Dentist; Chairman of the Corporation since     1986/1975
                                                             January 1994; Vice Chairman of the
                                                             Corporation January 1993 - January 1994;
                                                             Vice President of the Corporation November
                                                             1988 - January 1993; Vice Chairman of the
                                                             Bank since 1992

Rodney L. Krebs(3)                                    54     President, Springfield Contractors, Inc.;      1988/1988
                                                             Treasurer of the Corporation since
                                                             February 1990

- ------------------
(1) Member of the Bank's Executive Committee. This committee is authorized to meet at the call of an officer, primarily to take action regarding the purchase and sale of securities and to pass on loans presented for discount between regular meetings of the Board of Directors. This committee did not meet in 1994. All matters of this committee were considered by the entire Board of Directors. Mr. Barry A. Keller is Chairman of the Executive Committee.

(2) Member of the Bank's Audit Committee. The Audit Committee has as its primary functions the recommendation of an outside auditor for each fiscal year and the oversight of the Bank's audit function. This committee is also the source for reports concerning factual conflicts of interest, reviews circumstances regarding conflicts of interest and reports same to the full Board of Directors, if necessary. This committee met three (3) times in 1994. Mrs. M. Carol Druck is Chairperson of the Audit Committee.

(3) Member of the Bank's Trust and Investment Services Committee. This committee makes recommendations and supervises the operation of the Trust and Investment Services Department. The committee usually meets the last Tuesday of each month. There were ten (10) meetings of the Trust and Investment Services Committee in 1994. Mr. Rodney L. Krebs is Chairman of the Trust and Investment Services Committee.

(4) Members of the Bank's Asset Liability Committee (ALCO). This committee met seven (7) times in 1994 to review asset and liability management of the Bank. Other members of the committee include the following bank officers: Mr. Dennis H. Engle, Mr. Timothy E. Senft and Mr. Jann Allen Weaver. Mr. Larry J. Miller is Chairman of the committee.

     The aforementioned committees are committees of the Bank and not the Corporation.

     During 1994, the Bank's Board of Directors held thirty-four (34) meetings and the Corporation's Board of Directors held seven (7) meetings. Each of the Directors attended at least 75% of the combined total number of meetings of the Corporation's and the Bank's Boards of Directors and the committees of which he or she is a member, with the exception of Mr. Donald
H. Warner.

     The Board of Directors of the Corporation has at present no standing committees. The Corporation does not have a compensation or a nominating committee. A shareholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a proposal in writing to the Secretary of the Corporation in accordance with Section 10.1 of the Corporation's By-laws. Any shareholder who intends to nominate any candidate for election to the Board of Directors must notify the Secretary of the Corporation in writing not less than ninety
(90) days prior to the date of any meeting of shareholders called for the election of directors.


                      COMPLIANCE WITH SECTION 16(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's officers and directors, and persons who own more than ten percent (10%) of the registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Corporation believes that during the period January 1, 1994 through December 31, 1994, its officers and directors were in compliance with all filing requirements applicable to them.


                             EXECUTIVE COMPENSATION

     Shown below is information concerning the annual compensation for services in all capacities to the Corporation and the Bank for the fiscal years ended December 31, 1994, 1993 and 1992 of those persons who were, at December 31, 1994, (i) Chief Executive Officer, and (ii) the other four most highly compensated executive officers of the Corporation and the Bank to the extent such persons' total annual salary and bonus exceeded $100,000.


                           SUMMARY COMPENSATION TABLE

                                                                                            LONG-TERM COMPENSATION
                                                                                       --------------------------------
                                                        ANNUAL COMPENSATION                         AWARDS
                                              ---------------------------------------  --------------------------------
               (A)                    (B)        (C)         (D)            (E)              (F)              (G)
                                                                           OTHER
                                                                          ANNUAL         RESTRICTED
                                                                          COMPEN-           STOCK          OPTIONS/
                                               SALARY       BONUS         SATION          AWARD(S)           SARS
   NAME AND PRINCIPAL POSITION       YEAR        ($)         ($)            ($)              ($)              (#)
- ---------------------------------  ---------  ---------  -----------  ---------------  ---------------  ---------------
Larry J. Miller                         1994    133,057           0              0                0                0
  President and Chief                   1993    129,807       7,500              0                0                0
  Executive Officer of the              1992    128,923       7,500              0                0                0
  Corporation and the Bank


                                      PAYOUTS
                                   -------------
               (A)                      (H)           (I)
                                                   ALL OTHER
                                       LTIP         COMPEN-
                                      PAYOUTS       SATION
   NAME AND PRINCIPAL POSITION          ($)        ($)(1)(2)
- ---------------------------------  -------------  -----------

Larry J. Miller                              0         3,127
  President and Chief                        0         2,648
  Executive Officer of the                   0         1,872
  Corporation and the Bank

- ------------------
(1) Includes Bank contributions to 401(k) Plan of $2,411 for 1994, $1,950 for 1993 and $1,311 for 1992.

(2) Includes Life Insurance Premiums amounting to $716 for 1994, $698 for 1993 and $561 for 1992. Group term life insurance is provided to all regular full-time employees after completion of their probationary period at three times their annual salary.

RETIREMENT PLAN

     The Corporation does not have a retirement or pension plan. The Bank, however, maintains a retirement plan (the "Plan") for officers and employees. All officers and employees who meet the service requirements are eligible for the Plan after the first full year of service with the Bank. At the present time, there are one hundred nineteen (119) persons enrolled in the Plan. Normal retirement age is sixty-five (65) years. During 1994, the Corporation recognized an expense of $32,974 for financial reporting purposes.

     Under the Plan, retirement benefits are based on the average annual earnings for the highest ten consecutive years (prior to retirement), multiplied by the number of years of service, multiplied by one (1%) percent. Based on the preceding formula, projected annual retirement benefits are set forth below.


                                                    TOTAL PROJECTED YEARS OF SERVICE
      AVERAGE ANNUAL EARNINGS FOR         -----------------------------------------------------
     HIGHEST TEN CONSECUTIVE YEARS           15         20         25         30         35
- ----------------------------------------  ---------  ---------  ---------  ---------  ---------
                   $                      $          $          $          $          $
                 50,000                       7,500     10,000     12,500     15,000     17,500
                 75,000                      11,250     15,000     18,750     22,500     26,250
                100,000                      15,000     20,000     25,000     30,000     35,000
                125,000                      18,750     25,000     31,250     37,500     43,750
                150,000                      22,500     30,000     37,500     45,000     52,500
                175,000                      26,250     35,000     43,750     52,500     61,250

     The compensation covered by the Plan for Mr. Larry J. Miller, President and Chief Executive Officer of the Corporation and the Bank, is $133,057. This amount corresponds to the sum of salary and bonus presented in the Summary Compensation Table. The years of credited service under the Plan, as of March 20, 1995 for Mr. Miller is twenty-four (24) years.

401(K) PLAN

     The Bank maintains a defined contribution - profit sharing 401(K) Plan effective in 1991 (the "Plan"). The Plan Sponsor is Peoples Bank of Glen Rock. The Plan is administered by a committee designated by the Plan Sponsor. Larry J. Miller, President and Chief Executive Officer of the Corporation and the Bank, and Bruce A. Lamborne, Vice President and Trust Officer of the Bank, are the Plan Trustees. The Plan is subject to certain laws and regulations pursuant to the Internal Revenue Code and participants are entitled to certain rights and protection under the Employee Retirement Income Security Act of 1974.

     To be eligible to become a participant in the Plan, an employee is required to work one year during which the employee completed 1,000 hours of service and attained the age of 21. An eligible employee may elect to contribute certain portions of salary, wage, bonus (other than year end bonus), or other direct remuneration to the Plan. Generally, eligible employees may not contribute more than 20% of such compensation. The Bank matches a certain percentage of the employee's contribution. In 1992, the Bank matched 40% of the first 6% of the employee's contribution; in 1993, the Bank matched 50% of the first 6% of the employee's contribution; and in 1994, the Bank matched 50% of the first 6% of the employee's contribution. The Bank's contributions to the Plan for each participant vest in three years. The employee's contributions to the Plan vest immediately.

EMPLOYMENT CONTRACT

     During 1993, the Corporation, the Bank and Mr. Larry J. Miller, President and Chief Executive Officer of the Corporation and the Bank, entered into an employment agreement for a term of three (3) years, which term renews automatically for an additional twelve months at the end of each calendar year unless the Corporation and Bank provide written notice to Mr. Miller of non-renewal. The agreement specifies Mr. Miller's position and duties, compensation and benefits, and indemnification and termination provisions. The agreement also contains a non-competition provision and a confidentiality provision.

     Under the terms of his employment agreement, Mr. Miller serves as the President and Chief Executive Officer of the Corporation and the Bank and as a member of the Boards of Directors of the Corporation and the Bank. Mr. Miller is entitled to an annual direct salary of $125,000 per year which may be increased in subsequent years as the Board of Directors deems appropriate. In addition, the Boards of Directors of the Corporation and the Bank may provide for payment of a periodic bonus if such bonus is deemed appropriate by the Boards of Directors. Mr. Miller is not entitled to receive director's fees or other compensation for serving on the Corporation's and the Bank's Boards of Directors or committees thereof. Mr. Miller is also entitled to receive the customary employee benefits made available by the Bank to its employees and use of a Bank vehicle.

     The agreement with Mr. Miller also provides that if his employment is terminated by the Corporation or the Bank, due to death, disability or for cause (as defined therein), then he is entitled to the full annual direct salary through the date of termination. If Mr. Miller's employment is terminated by the Corporation or the Bank other than pursuant to death, disability or for cause (as defined therein), then he is entitled to his full annual direct salary from the date of termination through the last day of the term of the agreement, or his current annual direct salary, whichever is greater. If Mr. Miller terminates his employment for good reason (as defined therein), then he is entitled to an amount equal to his direct annual salary. If Mr. Miller's employment is terminated as a result of a change in control (as defined therein), then he is entitled to his full annual direct salary from the date of change of control (as defined therein) through the last day of the term of the agreement, or an amount equal to his current annual direct salary, whichever is greater.

COMPENSATION OF DIRECTORS

     During 1994, non-employee Bank directors received Two Hundred Fifty Dollars ($250.00) for each Directors' regular or special meeting attended, Seventy Five Dollars ($75.00) per hour for each committee meeting attended, and a monthly retainer of Five Hundred Dollars ($500.00). The Chairman of the Bank's Board of Directors received a monthly retainer of Six Hundred Dollars ($600.00). In addition, the Bank pays life insurance premiums on behalf of the non-employee Bank directors which amounted to $6,104 in 1994. In the aggregate, the Board of Directors received $109,144 for all Board of Directors' meetings and committee meetings attended in 1994, including all fees and premiums paid to and on behalf of all non-employee Bank directors in 1994.

     Directors received no remuneration for attendance at the meetings of the Board of Directors of the Corporation.

                              CERTAIN TRANSACTIONS

     There have been no material transactions between the Corporation and the Bank, nor any material transactions proposed, with any director or executive officer of the Corporation and the Bank, or any associate of the foregoing persons. The Corporation and the Bank have had and intend to continue to have banking and financial transactions in the ordinary course of business with directors and officers of the Corporation and the Bank and their associates on comparable terms and with similar interest rates as those prevailing from time to time for other customers of the Corporation and the Bank.

     Total loans outstanding from the Corporation and the Bank at December 31, 1994, to the Corporation's and the Bank's officers and directors as a group and to members of their immediate families and companies in which they had an ownership interest of 10% or more was $3,731,710, or approximately 21% of the total equity capital of the Bank. Loans to such persons were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. The largest aggregate amount of indebtedness outstanding at any time during fiscal year 1994 to officers and directors of the Corporation and the Bank as a group was $5,242,796. The aggregate amount of indebtedness outstanding as of the latest practicable date, February 21, 1995, to the above described group was $3,771,256.

                     PRINCIPAL OFFICERS OF THE CORPORATION

     The following table sets forth selected information about the principal officers of the Corporation, each of whom is elected by the Board of Directors and each of whom holds office at the discretion of the Board of
Directors:

                                                                   BANK      NUMBER OF SHARES      AGE AS OF
                                                       HELD      EMPLOYEE      BENEFICIALLY        MARCH 20,
NAME AND POSITION                                      SINCE       SINCE           OWNED             1995
- ---------------------------------------------------  ---------  -----------  -----------------  ---------------

George A. Trout, D.D.S. --                                1994            (1)        16,871               60
Chairman of the Board

Barry A. Keller --                                        1994            (1)        13,870               61
Vice Chairman of the Board

Larry J. Miller --                                        1986        1971(2)         3,503               43
President and Chief Executive Officer

Donald H. Warner --                                       1993            (1)           210               56
Vice President

Dallas L. Smith --                                        1994            (1)         1,665               49
Secretary

Rodney L. Krebs --                                        1990            (1)         1,669               54
Treasurer

Jann Allen Weaver --                                      1991        1986              56(3)             45
Assistant Treasurer

- ------------------
(1) Messrs. Trout, Keller, Warner, Smith and Krebs are not employees of the
    Bank.

(2) Mr. Miller has been employed by the Bank for the past 24 years and for the last 14 years as President and Chief Executive Officer.

(3) The shares of Common Stock beneficially owned by Mr. Weaver are held jointly with his spouse.

                         PRINCIPAL OFFICERS OF THE BANK

     The following table sets forth selected information about the principal officers of the Bank, each of whom is elected by the Board of Directors and each of whom holds office at the discretion of the Board of Directors:

                                                                              BANK      NUMBER OF SHARES      AGE AS OF
                                   OFFICE AND POSITION            HELD      EMPLOYEE      BENEFICIALLY        MARCH 20,
NAME                                  WITH THE BANK               SINCE       SINCE           OWNED             1995
- --------------------------  ----------------------------------  ---------  -----------  -----------------  ---------------

Barry A. Keller             Chairman of the Board                    1994          (1)         13,870                61

Larry J. Miller             President and Chief Executive            1981        1971           3,503                43
                              Officer

Dennis H. Engle             Executive Vice President and Chief       1992        1992              10(2)             43
                              Lending Officer

Jann Allen Weaver           Senior Vice President and Chief          1989        1986              56                45
                              Financial Officer

Timothy E. Senft            Vice President/Cashier and Chief         1989        1980             120                36
                              Operations Officer

Karl J. Boehringer          Vice President/Commercial Services       1994        1994               0                52

Robin D. Cannon             Vice President/Auditor                   1994        1985             113                32

A. Holly Clark              Vice President/Consumer Services         1993        1993               0                36

Bruce A. Lamborne           Vice President/Trust and                 1989        1988               0                48
                              Investment Services

Connie E. Sohnleitner       Vice President/Human Resource            1994        1989              10(4)             40
                              Manager

Todd A. Tyson               Vice President/Branch                    1989        1978             232(3)             34
                              Administration and Marketing

Barbara J. Myers            Secretary                                1990        1986               0                46

- ------------------
(1) Mr. Keller is not an employee of the Bank.

(2) The shares of Common Stock beneficially owned by Mr. Engle are held jointly with his spouse.

(3) Includes 119 shares of Common Stock held individually by Mr. Tyson and 113 shares of Common Stock held jointly with his spouse.

(4) The shares of Common Stock beneficially owned by Ms. Sohnleitner are held with her spouse.


                      RATIFICATION OF INDEPENDENT AUDITORS

     Unless instructed to the contrary, it is intended that votes will be cast pursuant to the proxies for the ratification of the selection of Ernst
& Young LLP as the Corporation's independent auditors for its 1995 fiscal year. The Corporation has been advised by Ernst & Young LLP that none of its members has any financial interest in the Corporation. Ratification of Ernst & Young LLP will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting. Ernst
& Young LLP served as the Corporation's independent auditors for the 1994 fiscal year, assisted the Corporation and the Bank with preparation of their federal and state tax returns, and provided assistance in connection with regulatory matters, charging the Bank for such services at its customary hourly billing rates. These non-audit services were approved by the Corporation's and the Bank's Boards of Directors after due consideration of the effect of the performance thereof on the independence of the auditors and after the conclusion by the Corporation's and the Bank's Boards of Directors that there was no effect on the independence of the auditors.

     In the event that the shareholders do not ratify the selection of Ernst & Young LLP as the Corporation's independent auditors for the 1995 fiscal year, another accounting firm may be chosen to provide independent audit services for the 1995 fiscal year. The Board of Directors recommends that the shareholders vote FOR the ratification of the selection of Ernst & Young LLP as the independent auditors for the Corporation for the year ending December 31, 1995.

                                 ANNUAL REPORT

     A copy of the Corporation's Annual Report for its fiscal year ended December 31, 1994 is enclosed with this Proxy Statement. A representative of Ernst & Young LLP, the accounting firm which examined the financial statements in the Annual Report, will attend the meeting. The representative will have the opportunity to make a statement, if he desires to do so, and will be available to respond to any appropriate questions concerning the Annual Report presented by shareholders at the Annual Meeting.

                             SHAREHOLDER PROPOSALS

     Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in the Corporation's Proxy Statement for its 1996 Annual Meeting of Shareholders must deliver such proposal in writing to the President of Codorus Valley Bancorp, Inc. at its principal executive offices, One Manchester Street, Glen Rock, Pennsylvania 17327, not later than Wednesday, November 29, 1995.

                                 OTHER MATTERS

     The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the accompanying Notice of Annual Meeting of Shareholders, but if any matters are properly presented, it is the intention of the persons named in the accompanying Proxy to vote on such matters in accordance with their best judgment.

                             ADDITIONAL INFORMATION

     UPON WRITTEN REQUEST OF ANY SHAREHOLDER, A COPY OF THE CORPORATION'S REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1994, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13a-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, MAY BE OBTAINED, WITHOUT CHARGE, FROM JANN ALLEN WEAVER, ASSISTANT TREASURER, CODORUS VALLEY BANCORP, INC., ONE MANCHESTER STREET, P.O. BOX 67, GLEN ROCK, PENNSYLVANIA 17327.

                          CODORUS VALLEY BANCORP, INC.

                                     PROXY

          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 25, 1995 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints Dallas L. Darr and Mildred L. Lackey and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Codorus Valley Bancorp, Inc. (the "Corporation") that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at the Holiday Inn Holidome (at West Manchester Mall), White Rose Room, 2000 Loucks Road, York, Pennsylvania 17404 on Tuesday, April 25, 1995 at 10:00 a.m., prevailing time, and at any adjournment or postponement thereof as follows:

1.  ELECTION OF CLASS B DIRECTORS TO SERVE FOR A THREE-YEAR TERM

    Barry A. Keller, M. Carol Druck, Donald H. Warner

    [ ] FOR all nominees listed above   [ ] WITHHOLD AUTHORITY to vote for
        (except as marked to the            all nominees listed above.
         contrary below).

        (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)
                  ________________________________________

2. PROPOSAL TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS FOR THE CORPORATION FOR THE YEAR ENDING DECEMBER 31, 1995.

                   [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

    The Board of Directors recommends a vote FOR this proposal.

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

    THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE AND FOR PROPOSAL 2.

                                    Dated: _____________ , 1995

                                    ___________________________

                                    ___________________________
                                        Signature(s)   (Seal)

Number of Shares Held of Record on March 20, 1995 __________________

    THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED PROMPTLY TO THE CORPORATION IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.